Exhibit 10.2

IMPORTANT NOTICE

THIS INSTRUMENT CONTAINS A CONFESSION OF JUDGMENT PROVISION WHICH CONSTITUTES A WAIVER OF IMPORTANT RIGHTS YOU MAY HAVE AS A DEBTOR AND ALLOWS THE CREDITOR TO OBTAIN A JUDGMENT AGAINST YOU WITHOUT ANY FURTHER NOTICE.

FOURTH AMENDMENT

TO REVOLVING NOTE

THIS FOURTH AMENDMENT TO REVOLVING NOTE (“Fourth Amendment”) is made as of March 16, 2009, by and among EF Johnson Technologies, Inc. (formerly known as  EFJ, Inc.), a Delaware corporation, E. F. Johnson Company, a Minnesota corporation, Transcrypt International, Inc., a Delaware corporation, and 3e Technologies International, Inc., a Maryland corporation (jointly and severally, the “Borrower”) and Bank of America, N.A., a national banking association (the “Lender”).

RECITALS

A.                                   Borrower is obligated to Lender with respect to a revolving line of credit loan (the “Revolving Loan”) evidenced by that certain Revolving Note dated as of November 15, 2002, as modified by that certain First Amendment to Revolving Note dated as of September 13, 2004, and as further modified by that certain Second Amendment to Revolving Note dated as of July 11, 2006, and as further modified by that certain Third Amendment to Revolving Note dated as of March 10, 2008, made payable by Borrower to Lender in the maximum principal amount of Fifteen Million and 00/100 Dollars ($15,000,000.00)(the “Revolving Note”).

B.                                   The Revolving Note evidences the Borrower’s obligations to repay advances of principal made by the Lender under a Revolving Line of Credit Loan Agreement and Security Agreement, dated as of November 15, 2002, as amended by that certain First Amendment to Revolving Line of Credit Loan Agreement and Security Agreement dated as of September 13, 2004, and as further amended by that certain Second Amendment to Revolving Line of Credit Loan Agreement and Security Agreement dated as of July 11, 2006,  and as further amended by that certain Third Amendment to Revolving Line of Credit Loan Agreement, Term Loan Agreement and Security Agreement dated as of March 7, 2007, and as further modified by that certain Fourth Amendment to Revolving Line of Credit Loan Agreement, Term Loan Agreement and Security Agreement dated as of March 10, 2008 (the “Original Loan Agreement”).  The Revolving Note is governed, in part, by certain provisions of the Original Loan Agreement.

C.                                   The Original Loan Agreement has been further amended by that certain Fifth Amendment to Revolving Line of Credit Loan Agreement, Term Loan Agreement  and Security between Borrower and Lender, of even date herewith (the Original Loan Agreement, as so modified, being referred to hereafter as the “Loan Agreement”) to, among other things, (1) provide for the waiver of a certain financial covenant as it applies for Borrower’s fiscal quarter ending December 31, 2008, (2) to reduce the maximum amount of the Revolving Loan to be extended by Lender to Borrower from $15,000,000.00 to $10,000,000.00, (3) to amend certain existing financial covenants, and (4) for certain other purposes.

D.                                  Borrower and Lender desire to amend the Revolving Note to, among other things,  (1) reduce the maximum amount of the Revolving Loan to be extended by Lender to Borrower from $15,000,000.00 to $10,000,000.00, and (2) to revise the interest rate in effect under the Revolving Note.

AGREEMENTS

NOW, THEREFORE, in consideration of the premises, the mutual agreements herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower and the Lender hereby agree as follows:

1.                                       Capitalized Terms.  Capitalized terms used in this Fourth Amendment but not defined herein have the meanings ascribed to them in the Revolving Note.

2.                                       Definition of Principal Sum.  The definition of “Principal Sum” in the Revolving Note is hereby decreased to, and modified to mean, Ten Million and 00/100 Dollars ($10,000,000.00).  To the extent that the principal balance owing under the Revolving Note as of the date of this Fourth Amendment exceeds $10,000,000.00 (the “Excess Principal Balance”), Borrower shall, contemporaneous with the execution and delivery of this Fourth Amendment, deliver payment to Lender, in immediately available funds, in a sum equal to or exceeding the Excess Principal Balance, to be applied towards the principal balance owing under the Revolving Note.

3.                                       Interest.  Section 1 of the Note entitled “Interest” is hereby deleted in its entirety and restated as follows:

“1.                                 Interest.   Commencing as of the date hereof, interest on the principal balance outstanding from time to time shall accrue at a fluctuating annual rate equal to the “LIBOR-Based Rate” (as hereinafter defined).  The LIBOR-Based Rate is equal to the “LIBOR Rate” (as hereinafter defined) in effect from time to time plus the applicable “LIBOR Margin” (as defined below).  The “LIBOR Rate” means the interest rate determined by the following formula, rounded upward to the nearest 1/100 of one percent.

LIBOR Rate =	London Inter-Bank Offered Rate
(1.00 - Reserve Percentage)

“London Inter-Bank Offered Rate” means the average per annum interest rate at which U.S. dollar deposits would be offered for an “Interest Period” of one (1) month by major banks in the London inter-bank market, as shown on the Telerate Page 3750 (or any successor page) at approximately 11:00 a.m. London time two (2) London Banking Days before the commencement of the Interest Period.  If such rate does not appear on the Telerate Page 3750 (or any successor page), the rate for that Interest Period will be determined by such alternate method as reasonably selected by Lender.  A “London Banking Day” is a day on which Lender’s London Banking Center is open for business and dealing in offshore dollars.  “Reserve Percentage” means the total of the maximum reserve percentages for determining the reserves to be maintained by member banks of the Federal Reserve System for Eurocurrency Liabilities, as defined in Federal Reserve Board Regulation D, rounded upward to the nearest 1/100 of one percent.  The percentage will be expressed as a decimal, and will include, but not be limited to, marginal, emergency, supplemental, special, and other reserve percentages.   The first day of the Interest Period must be a day other than a Saturday, or a Sunday on which Lender is open for business in New York and London and dealing in offshore dollars (a “LIBOR Banking Day”).  The last day of the Interest Period and the actual number of days during the Interest Period will be determined by Lender using the practices of the London inter-bank market.  Absent manifest error, the Lender’s certificate to the Borrower stating the LIBOR Rate for each Interest Period shall be conclusive.

The “LIBOR Margin” shall be based on the Borrower’s ratio of “Funded Debt” (as defined in the Loan Agreement (as defined below)) to “EBITDA” (as defined in the Loan Agreement), and is the applicable annual rate of interest shown in the Performance Pricing Grid set forth below.  The LIBOR Margin based on the financial statements of Borrower previously provided to Lender, and having an effective date of March 1, 2009,  is the level 3 rate of 4.00%.  Unless otherwise expressly provided in this Fourth Amendment, if the Borrower comprises a parent corporation and its subsidiaries, the covenants herein relating to the financial condition of the Borrower refer to the financial condition of the parent corporation and those subsidiaries stated on a consolidated basis.

The rate at which interest shall accrue under this Note may change immediately upon any change at the commencement of each Interest Period (if the London Inter-Bank Offered Rate has changed) and/or upon any change in the LIBOR Margin.

If the LIBOR Rate is discontinued or unavailable, interest on the outstanding principal balance shall accrue at the “Prime Rate” (as hereafter defined) plus the applicable “Prime Margin” (as defined below).  The “Prime Rate” is a fluctuating rate announced by the Lender from time to time, in the Lender’s sole discretion, as the Lender’s Prime Rate.  Changes in the Prime Rate will be effective, without prior notice, as of the date any change is announced.  The Prime Rate is a reference rate only; it is not necessarily the most favorable rate of interest that the Lender charges to any borrower or class of borrowers.  The “Prime Margin” shall be based on the Borrower’s ratio of Debt to EBITDA, and is the applicable annual rate of interest shown in the Performance Pricing Grid set forth below.

Pursuant to Section 6.11d. of the Loan Agreement, as soon as available but in no event more than forty-five (45) days after the close of each of the Borrower’s fiscal quarters, the Borrower will provide management prepared balance sheets and profit and loss statements, with supporting schedules, setting forth the financial condition of the Borrower as of the end of the most recent fiscal quarter and for the year to date.  The ratio of Borrower’s Funded Debt to EBITDA will be measured at the end of each fiscal quarter of Borrower on a rolling four quarter basis, pursuant to the financial statements most recently and timely provided by Borrower in accordance with the Loan Agreement.  Any change in the LIBOR Margin (or the Prime Margin if the LIBOR Rate is discontinued or unavailable) shall go into effect the first day of the first calendar month following the due date for Borrower to deliver such financial statements to Lender (e.g., financial statements to be provided for the fiscal quarter ending June 30, 2009 are due on August 14, 2009; accordingly, if such statements are timely provided, the change in LIBOR Margin would occur on September 1, 2009). If, however, Borrower fails to timely provide the financial statements required under the Loan Agreement, the LIBOR Margin shall automatically change to the level 1 rate of 5.00% (or if the Prime Margin is applicable, then the rate shall change to the level 1 rate of 3.00%), effective the first day of the first calendar month following the due date for delivery of such financial statements to Lender.

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Performance Pricing Grid means the following table:

	Level 1	Level 2	Level 3	Level 4	Level 5	Level 6
Debt/ EBITDA	Ratio >6.00x	6.00 > Ratio >	5.00 > Ratio	4.00 > Ratio >	3.00 > Ratio >	Ratio < 2.00x
LIBOR +	5.00%	4.50%	4.00%	3.50%	3.00%	2.50%
Prime Rate +	3.00%	2.50%	2.00%	1.50%	1.00%	.50%

All interest payable under the terms of this Note shall be calculated by applying a daily interest rate, determined by multiplying the outstanding principal balance by the applicable annual interest rate and dividing the resulting product by 360, to the actual number of days principal is outstanding.”

4.                                       Default Interest.  Section 3 of the Revolving Note entitled “Default Interest” is hereby deleted in its entirety and restated, as follows:

“Default Interest.  Upon the occurrence of an Event of Default (as hereinafter defined), the unpaid Principal Sum shall bear interest thereafter, until the Event of Default is cured, at a rate of four percent (4%) per annum in excess of the rate of interest that would otherwise be in effect under this Note.”

5.                                       Reaffirmation of terms; no offsets or defenses.  Except as modified by this Fourth Amendment, the Revolving Note remains in full force and effect and unmodified.  Borrower warrants and represents that it has no offsets or defenses to its obligations under the Revolving Note, as modified by this Fourth Amendment.

6.                                       Confession of judgment.  The Borrower hereby appoints or reappoints (as the case may be) Joseph P. Corish and Jennifer A. Brust, and each of them, as the Borrower’s true and lawful attorney-in-fact, for the Borrower, in the Borrower’s name, place and stead, to confess judgment against the Borrower, following the occurrence of an Event of Default, in the office of the Clerk of the Circuit Court of Montgomery County, Maryland, for the outstanding principal balance owing under the Revolving Note, as amended hereby, together with interest, late payment charges, court costs, and attorneys fees of Fifteen Percent (15%) of the then outstanding principal balance, hereby ratifying and confirming the acts of said attorney-in-fact as if done by the Borrower.  Notwithstanding the amount confessed for attorneys fees, Lender agrees that enforcement of the judgment for such attorneys fees so confessed shall not exceed the amount of fees and expenses actually charged by counsel for Lender for services rendered by counsel in connection with the confession of such judgment and the collection of the sums owing by Borrower to

Lender.  The Borrower consents to immediate execution of any such confessed judgment and waives the benefit of any exemption laws.  Any provisions set forth hereafter regarding arbitration of disputes between the Borrower and the Lender shall not be deemed to limit Lender’s right to have the attorneys-in-fact named in this paragraph confess judgment against the Borrower in favor of the Lender following the occurrence of an Event of Default.

7.                                       Arbitration.  Provisions of the Loan Agreement specifying that certain disputes between the Borrower and the Lender shall be resolved by binding arbitration are incorporated by reference into the Revolving Note as modified by this Fourth Amendment and shall have the same force and effect as if fully set forth in the Revolving Note as modified by this Fourth Amendment.

8.                                       Lender consent.  Lender has executed this Fourth  Amendment for the sole purpose of evidencing its consent hereto, and not for the purpose of becoming liable on the Revolving Note as a co-maker, endorser or guarantor.

(Signatures and Notary Acknowledgments on following pages)

IN WITNESS WHEREOF, the undersigned have duly executed this Fourth Amendment as of the day and year first hereinabove set forth, the Lender having signed for the sole purpose of evidencing its consent to the amendments herein contained and not for the purpose of becoming a co-maker of the Revolving Note.

EF JOHNSON TECHNOLOGIES, INC., a Delaware corporation (formerly known as EFJ, INC.)

		By:	/s/ Jana Ahlfinger Bell	(SEAL)
Name: Jana Ahlfinger Bell
Title: Executive Vice President and Chief Financial Officer

State of	Texas	)
County of	Dallas	) To Wit:

Acknowledged before me by Jana Ahlfinger Bell as Executive Vice President and Chief Financial Officer of EF Johnson Technologies, Inc., a Delaware corporation (formerly known as EFJ, Inc.), this 16th day of March, 2009.

[SEAL]	/s/ Elaine Flud Rodriguez
Notary Public

My commission expires:	September 23, 2009
My registration number:

E. F. JOHNSON COMPANY, a Minnesota corporation

		By:	/s/ Jana Ahlfinger Bell	(SEAL)
Name: Jana Ahlfinger Bell
Title: Chief Financial Officer

State of	Texas	)
County of	Dallas	) To Wit:

Acknowledged before me by Jana Ahlfinger Bell as Chief Financial Officer of E.F. Johnson Company, a Minnesota corporation, this 16th day of March, 2009.

[SEAL]	/s/ Elaine Flud Rodriguez
Notary Public

My commission expires:	September 23, 2009
My registration number:

TRANSCRYPT INTERNATIONAL, INC., a Delaware corporation

		By:	/s/ Jana Ahlfinger Bell	(SEAL)
Name: Jana Ahlfinger Bell
Title: Chief Financial Officer

State of	Texas	)
County of	Dallas	) To Wit:

Acknowledged before me by Jana Ahlfinger Bell as Chief Financial Officer of Transcrypt International, Inc., a Delaware corporation, this 16th day of March, 2009.

[SEAL]	/s/ Elaine Flud Rodriguez
Notary Public

My commission expires:	September 23, 2009
My registration number:

3e TECHNOLOGIES INTERNATIONAL, INC., a Maryland corporation

		By:	/s/ Jana Ahlfinger Bell	(SEAL)
Name: Jana Ahlfinger Bell
Title: Chief Financial Officer

State of	Texas	)
County of	Dallas	) To Wit:

Acknowledged before me by Jana Ahlfinger Bell as Chief Financial Officer of 3e Technologies International, Inc., a Delaware corporation, this 16th day of March, 2009.

[SEAL]	/s/ Elaine Flud Rodriguez
Notary Public

My commission expires:	September 23, 2009
My registration number:

BANK OF AMERICA, N.A.

		By:	/s/ Michael J. Radcliffe	(SEAL)
Name: Michael J. Radcliffe
Title: Senior Vice President

State of	Maryland	)
County of	Prince George’s	) To Wit:

Acknowledged before me by Michael J. Radcliffe as Senior Vice President of Bank of America, N.A., this 16th day of March, 2009.

[SEAL]			/s/ Faatimah R. Wilson
Notary Public

My commission expires:	February 4, 2013
My registration number: